Exhibit 99(1)

HESS CORPORATION

News Release

HESS REPORTS ESTIMATED RESULTS FOR THE THIRD QUARTER OF 2014

Third Quarter Highlights:

●	Net income was $1,008 million compared to $420 million in the third quarter of 2013

●	Adjusted net income was $377 million or $1.24 per share compared to $405 million or $1.18 per share in the third quarter of 2013

●
Oil and gas production was 318,000 barrels of oil equivalent per day (boepd) in the third quarter of 2014, compared with 310,000 boepd in the year-ago quarter.  Pro forma production was 314,000 boepd in the third quarter of 2014, up 17 percent from 269,000 boepd in 2013

●	Net cash provided by operating activities was $1.3 billion

●
Oil and gas production in the Bakken increased 21 percent from the year-ago quarter to 86,000 boepd, while well costs were reduced by 8 percent to an average of $7.2 million per operated well in the third quarter of 2014

●	The Corporation completed the sale of its retail business for $2.8 billion. Third quarter-end cash and cash equivalents were $4.1 billion

●
The Corporation returned $979 million to shareholders during the quarter through share repurchases of $903 million and dividends of $76 million.  Cumulative shares repurchased under the program through September 30, 2014 total 49.4 million at a total cost of approximately $4.2 billion

●	Hess Midstream Partners LP filed a registration statement with the U.S. Securities and Exchange Commission for a proposed 2015 initial public offering

NEW YORK, October 29, 2014 — Hess Corporation (NYSE: HES) today reported net income of $1,008 million for the quarter ended September 30, 2014.  Adjusted net income, which excludes items affecting comparability, was $377 million or $1.24 per common share, compared with $405 million or $1.18 per share in the year-ago quarter.  Lower realized crude oil selling prices and higher depreciation expense in the third quarter of 2014 were the primary drivers for the decrease in adjusted net income.  However,  adjusted net income per share in the third quarter of 2014 increased over the third quarter of last year due to an 11 percent decrease in the weighted average number of diluted shares outstanding primarily as a result of the Corporation’s stock repurchase program.

After-tax net income (loss) by major operating activity was as follows:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	(unaudited)		(unaudited)
	2014	2013	2014	2013
	(In millions, except per share amounts)
Net Income (Loss) Attributable to Hess Corporation
Exploration and Production	$441	$455	$2,006	$3,274
Corporate and Interest	(80)	(88)	(260)	(325)
Downstream Businesses	647	53	579	178
Net income attributable to Hess Corporation	$1,008	$420	$2,325	$3,127

Net income per share (diluted)	$3.31	$1.23	$7.44	$9.11

Adjusted Net Income (Loss)
Exploration and Production	$412	$458	$1,409	$1,756
Corporate and Interest	(78)	(83)	(241)	(308)
Downstream Businesses	43	30	87	146
Adjusted net income attributable to Hess Corporation	$377	$405	$1,255	$1,594

Adjusted net income per share (diluted)	$1.24	$1.18	$4.01	$4.64

Weighted average number of shares (diluted)	305.0	343.3	312.7	343.3

Note: See page 6 for a table of items affecting comparability of earnings between periods.

“We are delivering strong performance and executing our plan,” Chief Executive Officer John Hess said. “With our focused, balanced portfolio and strong balance sheet, we are well positioned in the current price environment to drive cash generative growth and sustainable returns for our shareholders.”

Exploration and Production:
Exploration and Production earnings were $441 million in the third quarter of 2014, compared with $455 million in the third quarter of 2013.  Adjusted net income was $412 million in the third quarter of 2014 and $458 million in the third quarter of 2013.

Oil and gas production of 318,000 boepd was up 3 percent from the third quarter a year-ago.  Production from the Llano Field in the Gulf of Mexico was up 16,000 boepd due to maintenance in the third quarter of 2013 and first production from the Llano #4 well in the fourth quarter of 2013.  Higher production in the Bakken shale play contributed 15,000 boepd versus the year-ago quarter and ongoing development of Utica wet gas acreage increased production by an additional 10,000 boepd.  The North Malay Basin Early Production System, which commenced production in October 2013 contributed 7,000 boepd in the quarter.  Asset sales reduced third quarter 2014 production by 30,000 boepd while scheduled maintenance at the Valhall Field, offshore Norway reduced production by 12,000 boepd.  The Corporation’s average worldwide crude oil selling price, including the effect of hedging, was down 8 percent from $104.95 per barrel in the year-ago quarter to $96.36 per barrel in the third quarter of 2014.  The average worldwide natural gas selling price was $5.59 per mcf in the third quarter of 2014, down from $6.52 per mcf in the third quarter a year-ago.

Excluding production from assets sold and Libya, pro forma production was 314,000 boepd in the third quarter of 2014, an increase of 17 percent from 269,000 boepd in the third quarter of 2013.  The Corporation expects pro forma production to average near the top end of the range of 305,000 boepd and 315,000 boepd for the full year of 2014 driven by continued growth in the Bakken, higher production from the Valhall Field and the start-up of the Tubular Bells Field in the Gulf of Mexico.

Operational Highlights for the Third Quarter of 2014:
Bakken (Onshore U.S.):  Production from the Bakken increased 21 percent from the prior year quarter to 86,000 boepd due to continued development activities and the completion of the Tioga gas plant expansion project.  Hess brought 59 gross operated wells on production in the quarter, bringing the year-to-date total to 142 wells.  Drilling and completion costs per operated well averaged $7.2 million in the third quarter of 2014, a reduction of 8 percent from the third quarter of 2013.

Tubular Bells (Offshore U.S.):  The offshore hook-up and final commissioning activities progressed in the third quarter and we expect first production to commence within the next week.  Net production is expected to ramp up through the remainder of 2014 to 25,000 boepd.

Utica (Onshore U.S.):  On the Corporation’s joint venture acreage, ten wells were drilled in the third quarter of 2014.  Production increased to approximately 11,000 boepd for the quarter.

Valhall (Offshore Norway):  Net production averaged 25,000 boepd during the third quarter, compared with 37,000 boepd in the year-ago quarter, reflecting scheduled maintenance downtime in the third quarter of 2014.

North Malay Basin (Offshore Malaysia):  Production averaged 7,000 boepd in the third quarter of 2014 from the Early Production System.  Progress continued on the full field development project.

Ghana (Offshore): The Corporation completed drilling of the Almond 2 well, the last of a three well appraisal program, in the third quarter of 2014.

Libya:  Civil unrest continues in Libya, however during the third quarter, the operator recommenced production at a reduced rate and the Corporation sold one cargo of crude oil.  Hess net production from Libya averaged 4,000 boepd for the third quarter of 2014 and 11,000 boepd in the year-ago quarter.

Capital and Exploratory Expenditures:
Capital and exploratory expenditures in the third quarter of 2014 were $1,418 million, down from $1,503 million in the prior year quarter.

Hess Midstream Partners LP:
On September 24, 2014 the Corporation’s wholly owned subsidiary, Hess Midstream Partners LP, filed a registration statement on Form S-1 with the U.S. Securities and Exchange Commission (SEC) related to its proposed initial public offering of common units representing limited partner interests. The offering is expected to occur in 2015.

Asset Sales:
In September 2014, the Corporation completed the sale of its retail marketing business for cash proceeds of $2.8 billion and its interest in an exploration asset in the United Kingdom North Sea for $53 million.  In October, the Corporation signed an agreement to sell its interest in HETCO, its energy trading joint venture.

Liquidity:
Net cash provided by operating activities was $1,338 million in the third quarter of 2014, compared with $1,254 million in the same quarter of 2013.  At September 30, 2014, cash and cash equivalents totaled $4,120 million, compared with $1,814 million at December 31, 2013, primarily reflecting the collection of proceeds from the sale of the retail business.  Total debt was $5,996 million at September 30, 2014 compared with $5,798 million at December 31, 2013.  The Corporation’s debt to capitalization ratio at September 30, 2014 was 19.7 percent, and 19.0 percent at the end of 2013.

Returning Capital to Shareholders:
In the third quarter of 2014, the Corporation repurchased 9.2 million shares of common stock at a cost of $903 million.  Since initiation of the buyback program in August 2013, total shares repurchased through September 30, 2014 amounted to 49.4 million at a total cost of approximately $4.2 billion for an average cost per share of $85.14.

Dividends paid to shareholders amounted to $232 million in the first nine months of 2014 and $154 million in the first nine months of 2013.

Downstream Businesses:
The downstream businesses reported income of $647 million in the third quarter of 2014, compared with income of $53 million in the same period in 2013.  Adjusted net income was $43 million in the third quarter of 2014, up from $30 million in the third quarter of 2013 reflecting higher retail earnings and improved energy trading results.  The Corporation’s divested downstream businesses, including the retail marketing business, are reported as discontinued operations in the consolidated income statements on pages 9 and 10.  The energy trading joint venture will be classified as discontinued operations beginning in the fourth quarter of 2014.

Items Affecting Comparability of Earnings Between Periods:
The following table reflects the total after-tax income (expense) of items affecting comparability of earnings between periods:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	(unaudited)		(unaudited)
	2014	2013	2014	2013
	(In millions)
Exploration and Production	$29	$(3)	$597	$1,518
Corporate and Interest	(2)	(5)	(19)	(17)
Downstream Businesses	604	23	492	32
Total items affecting comparability of
earnings between periods	$631	$15	$1,070	$1,533

Exploration and Production:  Third quarter 2014 Exploration and Production results included an after-tax gain of $33 million from the sale of the Corporation’s interest in the Cambo Field in the United Kingdom North Sea.  This gain was partially offset by severance and other charges totaling $4 million after-tax.

Corporate and Interest:  Third quarter 2014 results included after-tax charges of $2 million for severance and other charges.

Downstream Businesses:  Third quarter 2014 results included an after-tax gain of $602 million related to the sale of the Corporation’s retail business.  In addition, the Corporation realized an after-tax gain of $114 million on the liquidation of last-in, first-out (LIFO) inventories, which was largely offset by impairment and other charges associated with the continued divestiture of the downstream businesses.

Reconciliation of U.S. GAAP to Non-GAAP measures:
The following table reconciles reported net income attributable to Hess Corporation and adjusted net income:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	(unaudited)		(unaudited)
	2014	2013	2014	2013
	(In millions)
Net income attributable to Hess Corporation	$1,008	$420	$2,325	$3,127
Less: Total items affecting comparability of earnings
between periods	631	15	1,070	1,533
Adjusted net income attributable to Hess Corporation	$377	$405	$1,255	$1,594

The following table reconciles reported net cash provided by operating activities to cash flows from operations before changes in working capital:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	(unaudited)		(unaudited)
	2014	2013	2014	2013
	(In millions)
Net cash provided by operating activities	$1,338	$1,254	$3,407	$3,320
Add back: Increases in working capital	170	143	821	1,070
Cash flows from operations, before
working capital changes	$1,508	$1,397	$4,228	$4,390

Hess Corporation will review third quarter financial and operating results and other matters on a webcast at 10 a.m. today.  For details about the event, refer to the Investor Relations section of our website at www.hess.com.

Hess Corporation is a leading global independent energy company engaged in the exploration and production of crude oil and natural gas.  More information on Hess Corporation is available at www.hess.com.

Forward-looking Statements
Certain statements in this release may constitute "forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, uncertainties inherent in the measurement and interpretation of geological, geophysical and other technical data. Estimates and projections contained in this release are based on the Company’s current understanding and assessment based on reasonable assumptions. Actual results may differ materially from these estimates and projections due to certain risk factors discussed in the Corporation’s periodic filings with the Securities and Exchange Commission and other factors.

Non-GAAP financial measures
The Corporation has used two non-GAAP financial measures in this earnings release. “Adjusted net income” presented in this release is defined as reported net income attributable to Hess Corporation excluding items identified as affecting comparability of earnings between periods. “Cash flows from operations, excluding working capital changes” is defined as net cash provided by operating activities before adjustments for changes in working capital. We believe that investors’ understanding of our performance is enhanced by disclosing these measures. These measures are not, and should not be viewed as, a substitute for U.S. GAAP net income or cash flow. Reconciliations of both reported net income attributable to Hess Corporation (U.S. GAAP) to adjusted net income and net cash provided by operating activities (U.S. GAAP) to cash flows from operations excluding working capital changes, are provided in the release.

For Hess Corporation

Investor Contact:
Jay Wilson
(212) 536-8940

Media Contact:
Michael Henson/Patrick Scanlan
Sard Verbinnen & Co
(212) 687-8080

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS)

	Third	Third	Second
	Quarter	Quarter	Quarter
	2014	2013	2014
Income Statement
Revenues and Non-operating Income
Sales and other operating revenues	$2,745	$2,720	$2,846
Gains (losses) on asset sales	31	(5)	779
Other, net	26	(1)	(25)

Total revenues and non-operating income	2,802	2,714	3,600

Costs and Expenses
Cost of products sold (excluding items shown separately below)	447	375	444
Operating costs and expenses	487	475	522
Production and severance taxes	69	84	78
Marketing expenses	34	27	25
Exploration expenses, including dry holes and lease impairment	90	154	460
General and administrative expenses	139	152	143
Interest expense	75	86	85
Depreciation, depletion and amortization	837	681	787

Total costs and expenses	2,178	2,034	2,544

Income from continuing operations before income taxes	624	680	1,056
Provision for income taxes	237	324	89

Income from continuing operations	387	356	967
Income (loss) from discontinued operations	643	62	(37)

Net income	1,030	418	930
Less: Net income (loss) attributable to noncontrolling interests	22	(2)	(1)
Net income attributable to Hess Corporation	$1,008	$420	$931

See "Downstream Businesses" on page 5 for basis of presentation.

Cash Flow Information
Net cash provided by operating activities (*)	$1,338	$1,254	$911
Net cash provided by (used in) investing activities	1,569	(1,487)	232
Net cash provided by (used in) financing activities	(992)	(171)	(226)
Net increase (decrease) in cash and cash equivalents	$1,915	$(404)	$917

(*)	Includes changes in working capital.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS)

	Nine Months
	2014	2013
Income Statement
Revenues and Non-operating Income
Sales and other operating revenues	$8,363	$9,257
Gains (losses) on asset sales	820	1,794
Other, net	(89)	(56)

Total revenues and non-operating income	9,094	10,995

Costs and Expenses
Cost of products sold (excluding items shown separately below)	1,284	1,392
Operating costs and expenses	1,475	1,570
Production and severance taxes	209	311
Marketing expenses	99	87
Exploration expenses, including dry holes and lease impairment	669	573
General and administrative expenses	424	469
Interest expense	241	309
Depreciation, depletion and amortization	2,349	1,974

Total costs and expenses	6,750	6,685

Income from continuing operations before income taxes	2,344	4,310
Provision for income taxes	575	1,192

Income from continuing operations	1,769	3,118
Income (loss) from discontinued operations	612	189

Net income	2,381	3,307
Less: Net income attributable to noncontrolling interests	56	180
Net income attributable to Hess Corporation	$2,325	$3,127

See "Downstream Businesses" on page 5 for basis of presentation.

Cash Flow Information
Net cash provided by operating activities (*)	$3,407	$3,320
Net cash provided by (used in) investing activities	1,539	(812)
Net cash provided by (used in) financing activities	(2,640)	(2,829)
Net increase (decrease) in cash and cash equivalents	$2,306	$(321)

(*)	Includes changes in working capital.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS)

	September 30,	December 31,
	2014	2013
Balance Sheet Information

Cash and cash equivalents	$4,120	$1,814
Other current assets	4,745	6,785
Investments	145	687
Property, plant and equipment – net	27,667	28,771
Other long-term assets	4,298	4,697
Total assets	$40,975	$42,754

Short-term debt and current maturities of long-term debt	$67	$378
Other current liabilities	4,948	6,180
Long-term debt	5,929	5,420
Other long-term liabilities	5,666	5,992
Total equity excluding other comprehensive income (loss)	24,852	25,122
Accumulated other comprehensive income (loss)	(487)	(338)
Total liabilities and equity	$40,975	$42,754

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS)

	Third	Third	Second
	Quarter	Quarter	Quarter
	2014	2013	2014
Capital and Exploratory Expenditures
Exploration and Production
United States
Bakken	$579	$579	$429
Other Onshore	184	173	190
Total Onshore	763	752	619
Offshore	205	208	157
Total United States	968	960	776

Europe	111	159	162
Africa	125	106	119
Asia and other	214	278	199

Total Capital and Exploratory Expenditures	$1,418	$1,503	$1,256

Total exploration expenses charged to income included above	$56	$96	$54

		Nine Months
		2014	2013
Capital and Exploratory Expenditures
Exploration and Production
United States
Bakken		$1,459	$1,660
Other Onshore		545	565
Total Onshore		2,004	2,225
Offshore		524	653
Total United States		2,528	2,878

Europe		418	550
Africa		344	498
Asia and other		608	782

Total Capital and Exploratory Expenditures		$3,898	$4,708

Total exploration expenses charged to income included above		$188	$319

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
(IN MILLIONS)

	Third Quarter 2014
	United States		International		Total

Sales and other operating revenues	$1,629		$1,049		$2,678
Gains (losses) on asset sales	2		35		37
Other, net	(7)		28		21

Total revenues and non-operating income	1,624		1,112		2,736

Costs and Expenses
Cost of products sold (excluding items shown separately below)	427		20		447
Operating costs and expenses	215		272		487
Production and severance taxes	62		7		69
Exploration expenses, including dry holes and lease impairment	34		56		90
General and administrative expenses	66		19		85
Depreciation, depletion and amortization	474		360		834

Total costs and expenses	1,278		734		2,012

Results of operations before income taxes	346		378		724
Provision for income taxes	130		153		283

Net income	216		225		441
Less: Net income attributable to noncontrolling interests	-		-		-

Net income attributable to Hess Corporation	$216	(a)	$225	(b)	$441

	Third Quarter 2013
	United States		International		Total

Sales and other operating revenues	$1,472		$1,234		$2,706
Gains (losses) on asset sales	(1)		(7)		(8)
Other, net	(1)		(2)		(3)

Total revenues and non-operating income	1,470		1,225		2,695

Costs and Expenses
Cost of products sold (excluding items shown separately below)	398		(24)		374
Operating costs and expenses	191		284		475
Production and severance taxes	64		20		84
Exploration expenses, including dry holes and lease impairment	71		83		154
General and administrative expenses	58		38		96
Depreciation, depletion and amortization	346		330		676

Total costs and expenses	1,128		731		1,859

Results of operations before income taxes	342		494		836
Provision for income taxes	134		247		381

Net income	208		247		455
Less: Net income attributable to noncontrolling interests	-		-		-

Net income attributable to Hess Corporation	$208	(a)	$247	(b)	$455

(a)	The results of crude oil hedging activities were after-tax realized gains of $4 million in the third quarter of 2014, and gains of $0.3 million in the third quarter of 2013.
(b)	The results of crude oil hedging activities were after-tax realized gains of $13 million in the third quarter of 2014, and gains of $0.5 million in the third quarter of 2013.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
(IN MILLIONS)
	Second Quarter 2014
	United States		International		Total

Sales and other operating revenues	$1,653		$1,176		$2,829
Gains (losses) on asset sales	62		704		766
Other, net	(12)		(16)		(28)

Total revenues and non-operating income	1,703		1,864		3,567

Costs and Expenses
Cost of products sold (excluding items shown separately below)	412		32		444
Operating costs and expenses	214		308		522
Production and severance taxes	67		11		78
Exploration expenses, including dry holes and lease impairment	208		252		460
General and administrative expenses	70		9		79
Depreciation, depletion and amortization	433		349		782

Total costs and expenses	1,404		961		2,365

Results of operations before income taxes	299		903		1,202
Provision for income taxes	118		27		145

Net income	181		876		1,057
Less: Net income attributable to noncontrolling interests	-		-		-

Net income attributable to Hess Corporation	$181	(a)	$876	(b)	$1,057

(a)	The after-tax realized losses from crude oil hedging activities were $2 million in the second quarter of 2014.
(b)	The after-tax realized losses from crude oil hedging activities were $2 million in the second quarter of 2014.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
(IN MILLIONS)
	Nine Months 2014
	United States		International		Total

Sales and other operating revenues	$4,827		$3,353		$8,180
Gains (losses) on asset sales	64		749		813
Other, net	(21)		8		(13)

Total revenues and non-operating income	4,870		4,110		8,980

Costs and Expenses
Cost of products sold (excluding items shown separately below)	1,253		31		1,284
Operating costs and expenses	638		837		1,475
Production and severance taxes	187		22		209
Exploration expenses, including dry holes and lease impairment	289		380		669
General and administrative expenses	194		50		244
Depreciation, depletion and amortization	1,267		1,070		2,337

Total costs and expenses	3,828		2,390		6,218

Results of operations before income taxes	1,042		1,720		2,762
Provision for income taxes	405		351		756

Net income	637		1,369		2,006
Less: Net income attributable to noncontrolling interests	-		-		-

Net income attributable to Hess Corporation	$637	(a)	$1,369	(b)	$2,006

	Nine Months 2013
	United States		International		Total

Sales and other operating revenues	$4,680		$4,503		$9,183
Gains (losses) on asset sales	(18)		1,809		1,791
Other, net	(11)		(45)		(56)

Total revenues and non-operating income	4,651		6,267		10,918

Costs and Expenses
Cost of products sold (excluding items shown separately below)	1,346		45		1,391
Operating costs and expenses	582		988		1,570
Production and severance taxes	176		135		311
Exploration expenses, including dry holes and lease impairment	242		331		573
General and administrative expenses	146		122		268
Depreciation, depletion and amortization	1,046		915		1,961

Total costs and expenses	3,538		2,536		6,074

Results of operations before income taxes	1,113		3,731		4,844
Provision for income taxes	450		944		1,394

Net income	663		2,787		3,450
Less: Net income attributable to noncontrolling interests	-		176		176

Net income attributable to Hess Corporation	$663	(a)	$2,611	(b)	$3,274

(a)	The results of crude oil hedging activities were after-tax realized gains of $2 million in the first nine months of 2014, and gains of $9 million in the first nine months of 2013.
(b)	The results of crude oil hedging activities were after-tax realized gains of $13 million in the first nine months of 2014, and gains of $14 million in the first nine months of 2013.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Third	Third	Second
	Quarter	Quarter	Quarter
	2014	2013	2014
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States
Bakken	63	57	64
Other Onshore	11	9	9
Total Onshore	74	66	73
Offshore	51	37	54
Total United States	125	103	127

Europe	31	38	36
Africa	53	57	51
Asia	2	9	2
Total	211	207	216

Natural gas liquids - barrels
United States
Bakken	15	7	8
Other Onshore	8	4	5
Total Onshore	23	11	13
Offshore	6	4	7
Total United States	29	15	20

Europe	1	1	1
Asia	-	1	-
Total	30	17	21

Natural gas - mcf
United States
Bakken	46	44	48
Other Onshore	52	24	50
Total Onshore	98	68	98
Offshore	76	42	83
Total United States	174	110	181

Europe	29	29	35
Asia and other	259	380	275
Total	462	519	491

Barrels of oil equivalent	318	310	319

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Nine Months
	2014	2013
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States
Bakken	61	54
Other Onshore	10	11
Total Onshore	71	65
Offshore	52	44
Total United States	123	109

Europe	35	46
Africa	51	69
Asia	3	11
Total	212	235

Natural gas liquids - barrels
United States
Bakken	9	6
Other Onshore	5	4
Total Onshore	14	10
Offshore	6	6
Total United States	20	16

Europe	1	1
Asia	-	1
Total	21	18

Natural gas - mcf
United States
Bakken	36	39
Other Onshore	43	26
Total Onshore	79	65
Offshore	79	63
Total United States	158	128

Europe	33	19
Asia and other	316	418
Total	507	565

Barrels of oil equivalent	318	347

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Third	Third	Second
	Quarter	Quarter	Quarter
	2014	2013	2014

Sales Volumes Per Day (in thousands)
Crude oil - barrels	214	194	222
Natural gas liquids - barrels	30	17	21
Natural gas - mcf	462	515	491
Barrels of oil equivalent	321	296	325

Sales Volumes (in thousands)
Crude oil - barrels	19,719	17,857	20,193
Natural gas liquids - barrels	2,772	1,519	1,942
Natural gas - mcf	42,511	47,406	44,662
Barrels of oil equivalent	29,576	27,277	29,578

		Nine Months
		2014	2013

Sales Volumes Per Day (in thousands)
Crude oil - barrels		211	234
Natural gas liquids - barrels		21	17
Natural gas - mcf		507	564
Barrels of oil equivalent		317	345

Sales Volumes (in thousands)
Crude oil - barrels		57,662	63,804
Natural gas liquids - barrels		5,836	4,759
Natural gas - mcf		138,530	154,037
Barrels of oil equivalent		86,586	94,236

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Third	Third	Second
	Quarter	Quarter	Quarter
	2014	2013	2014
Operating Data
Average Selling Prices
Crude oil - per barrel (including hedging)
United States
Onshore	$86.07	$96.01	$92.44
Offshore	97.50	106.66	100.42
Total United States	90.74	99.80	95.82

Europe	110.06	113.18	111.03
Africa	101.21	110.71	108.83
Asia	-	104.27	106.33
Worldwide	96.36	104.95	101.70

Crude oil - per barrel (excluding hedging)
United States
Onshore	$86.07	$95.98	$92.44
Offshore	96.25	106.56	101.09
Total United States	90.23	99.75	96.10

Europe	106.40	112.51	111.39
Africa	99.21	110.95	109.10
Asia	-	104.27	106.33
Worldwide	94.99	104.88	101.99

Natural gas liquids - per barrel
United States
Onshore	$28.20	$44.59	$36.99
Offshore	31.45	32.14	32.21
Total United States	28.84	41.03	35.39

Europe	49.37	58.67	55.77
Asia	-	70.05	-
Worldwide	29.62	43.67	36.59

Natural gas - per mcf
United States
Onshore	$2.25	$2.91	$4.36
Offshore	3.64	2.56	4.01
Total United States	2.85	2.78	4.22

Europe	9.63	12.13	10.51
Asia and other	6.97	7.19	7.24
Worldwide	5.59	6.52	6.35

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Nine Months
	2014	2013
Operating Data
Average Selling Prices
Crude oil - per barrel (including hedging)
United States
Onshore	$88.86	$91.87
Offshore	99.11	106.99
Total United States	93.18	97.97

Europe	110.09	79.60
Africa	105.68	108.57
Asia	104.66	107.77
Worldwide	99.09	98.55

Crude oil - per barrel (excluding hedging)
United States
Onshore	$88.86	$91.64
Offshore	98.92	106.18
Total United States	93.10	97.51

Europe	109.01	79.01
Africa	104.86	107.81
Asia	104.66	107.77
Worldwide	98.67	97.99

Natural gas liquids - per barrel
United States
Onshore	$33.62	$42.35
Offshore	32.63	28.84
Total United States	33.31	37.50

Europe	56.98	57.02
Asia	-	71.70
Worldwide	34.76	39.46

Natural gas - per mcf
United States
Onshore	$3.57	$2.99
Offshore	4.01	2.79
Total United States	3.80	2.89

Europe	10.60	10.62
Asia and other	7.13	7.46
Worldwide	6.32	6.53